UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

HICKORY TECH CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-13721	41-1524393
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

221 East Hickory Street, P.O. Box 3248, Mankato, MN		56002-3248
(Address of principal executive offices)		(Zip Code)

(800) 326-5789

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

As previously disclosed in our Current Report on Form 8-K dated August 16, 2006, the Hickory Tech Corporation Board of Directors (the “Board”) approved Dale Parker’s request for a leave of absence from the Board. At its October 10, 2006 meeting, the Board voted to reinstate Mr. Parker, and, following the completion of appropriate due diligence, the Board requested, and Mr. Parker agreed, to return to the Board effective as of November 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 31, 2006

HICKORY TECH CORPORATION

By:	/s/ John W. Finke
	Name:	John W. Finke
	Title:	President and Chief Executive Officer

By:	/s/ David A. Christensen
	Name:	David A. Christensen
	Title:	Senior Vice President and
Chief Financial Officer